Exhibit 10.1

AMENDMENT 2008-1

TO THE

NONQUALIFIED SAVINGS AND

DEFERRED COMPENSATION PLAN FOR

EMPLOYEES OF

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

Pursuant to the authority reserved to the American Water Works Company, Inc. Board of Directors (the “Board”) under Section 8.01 of the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and Its Designated Subsidiaries (the “Plan”), the Board hereby amends the Plan, effective as of August 1, 2008, as follows:

1.      The third sentence of the full paragraph under Article I of the Plan is hereby amended in its entirety to read as follows:

“Certain Group I Employees shall also be eligible for certain Special Contribution(s) under the Plan.”

2.      The sixth sentence of the full paragraph under Article I of the Plan is hereby amended in its entirety to read as follows:

“Certain Group III Employees shall also be eligible for certain Special Contribution(s) under the Plan.”

3.      Section 2.53 of the Plan is hereunder amended in its entirety to read as follows:

“Section 2.53 “Special Contribution” means the amount credited to the Plan for a Group I Employee and Group III Employee by AWW pursuant to Sections 4.01(d) and 4.03(c), respectively. The Group I Employees and Group III Employees who shall be eligible to receive the Special Contribution shall only be those who are designated as eligible to receive such pursuant to Sections 4.01(d) and 4.03(c), respectively, and the corresponding Exhibits.”

4.      Section 4.01(d) of the Plan is hereby amended in its entirety to read as follows:

“(d) Special Contributions.

(i) As soon as administratively practicable following the Effective Date, AWW shall make a Special Contribution to the Special Contribution Account of each Group I Employee who is designated to receive the Special Contribution on the attached Exhibit E; provided, however, that each such specifically designated Group I Employee must be employed by the Employer on the Effective Date and qualify as a Group I Employee on such date. The Special Contribution pursuant to this clause (i) for each Group I Employee shall be equivalent in value to the amount set forth for such Group I Employee on the attached Exhibit E. Any Group I Employee who is not listed on the attached Exhibit E shall not be eligible to receive the Special Contribution pursuant to this clause (i). The Special Contribution provided for in this clause (i) shall be a one-time contribution.

(ii) As soon as administratively practicable on or after August 1, 2008, AWW shall make a Special Contribution to the Special Contribution Account of each Group I Employee who is designated to receive the Special Contribution on the attached Exhibit F; provided, however, that each such specifically designated Group I Employee must be employed by the Employer on August 1, 2008 and qualify as a Group I Employee on such date. The Special Contribution pursuant to this clause (ii) for each such Group I Employee shall be equivalent in value to the amount set forth for such Group I Employee on the attached Exhibit F. Any Group I Employee who is not listed on the attached Exhibit F shall not be eligible to receive the Special Contribution pursuant to this clause (ii). The Special Contribution provided for in this clause (ii) shall be a one-time contribution.”

5.      Section 4.03(c) of the Plan is hereby amended in its entirety to read as follows:

“(c) Special Contributions.

(i) As soon as administratively practicable following the Effective Date, AWW shall make a Special Contribution to the Special Contribution Account of each Group III Employee who is designated to receive the Special Contribution on the attached Exhibit E; provided, however, that each such specifically designated Group III Employee must be employed by the Employer on the Effective Date and qualify as a Group III Employee on such date. The Special Contribution pursuant to this clause (i) for each such Group III Employee shall be equivalent in value to the amount set forth for such Group III Employee on the attached Exhibit E. Any Group III Employee who is not listed on the attached Exhibit E shall not be eligible to receive the Special Contribution pursuant to this clause (i). The Special Contribution provided for in this clause (i) shall be a one-time contribution.

(ii) As soon as administratively practicable on or after August 1, 2008, AWW shall make a Special Contribution to the Special Contribution Account of each Group III Employee who is designated to receive the Special Contribution on the attached Exhibit F; provided, however, that each such specifically designated Group III Employee must be employed by the Employer on August 1, 2008 and qualify as a Group III Employee on such date. The Special Contribution pursuant to this clause (ii) for each such Group III Employee shall be equivalent in value to the amount set forth for such Group III Employee on the attached Exhibit F. Any Group III Employee who is not listed on the attached Exhibit F shall not be eligible to receive the Special Contribution pursuant to this clause (ii). The Special Contribution provided for in this clause (ii) shall be a one-time contribution.”

6.      The introductory paragraph of Exhibit E to the Plan is hereby amended in its entirety to read as follows:

“The following sets forth the Group I Employees and Group III Employees who shall be eligible to receive the one-time Special Contribution as set forth in Sections 4.01(d)(i) and 4.03(c)(i), respectively, and the amount of the Special Contribution that each such Group I Employee and Group III Employee shall be eligible to receive pursuant to such Sections, respectively:”

7.      A new Exhibit F shall be added to the Plan to read as follows:

“EXHIBIT F

SPECIAL CONTRIBUTION

The following sets forth the Group I Employees and Group III Employees who shall be eligible to receive the one-time Special Contribution as set forth in Sections 4.01(d)(ii) and 4.03(c)(ii), respectively, and the amount of the Special Contribution that each such Group I Employee and Group III Employee shall be eligible to receive pursuant to such Sections, respectively:

Employee Name	Type of Employee	Amount of Special Contribution
Correll, Donald L.	Group I	$16,480
Wolf, Ellen C.	Group I	$13,356
Monica, Laura	Group I	$4,085
Settelen, John	Group I	$69
Twadelle, Andrew	Group I	$1,000
Young, John S.	Group III	$4,594
Gloriod, Terry L.	Group III	$2,100
Lynch, Walter	Group III	$2,200
Bigelow, John R.	Group III	$990
Townsley, Paul G.	Group III	$1,271
Patrick, George W.	Group III	$1,126

8.      In all respects not modified by this Amendment 2008-1, the Plan is hereby ratified and confirmed.

* * * * * *

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment 2008-1 to the Plan set forth herein, the Board has caused this instrument to be executed this 25th day of July, 2008.

American Water Works Company, Inc. Board of Directors

/s/ George W. Patrick
By:	George W. Patrick
Senior Vice President, General Counsel and Secretary

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